UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2008

CROWN OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52750

(Commission File Number)

98-0495144

(IRS Employer Identification No.)

400 – 225 West Magnolia Street, Bellingham, Washington 98225

(Address of principal executive offices and Zip Code)

360-392-2820

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 14, 2008, we changed our fiscal year end from November 30 to December 31.

As the transition period between the closing date of our previous fiscal year and the opening date of our new fiscal year is one month, no transition report is required. We intend to file a Form 10-K for the year ended December 31, 2008.

We intend to file a Form 10-K for our new fiscal year on or before March 31, 2009, which will contain separate audited statements of income and cash flows for the stub period of November 30, 2008 to December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN OIL AND GAS INC.

/s/ John Hiner

John Hiner

President

Date: November 14, 2008

CW1898892.1